VAN KAMPEN UNIT TRUSTS, SERIES 521

                      Select 10 Industrial Portfolio 2005-5
                  The Dow Contrarian Strategy Portfolio 2005-5


              SUPPLEMENT TO THE PROSPECTUS DATED SEPTEMBER 1, 2005

         Notwithstanding anything to the contrary in the prospectus, the Mandatory Termination Date of the Portfolios as set forth under the Summary of Essential Financial Information is November 1, 2006.

Supplement Dated:  September 28, 2005